UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	August 29, 2024

PHOTRONICS, INC.
(Exact name of registrant as specified in its charter)

Connecticut	001-39063	06-0854886
(State or Other Jurisdiction of) Incorporation	(Commission File Number)	(IRS Employer Identification No.)

15 Secor Road, Brookfield, CT	06804
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, including area code	(203) 775-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK, $0.01 par value per share	PLAB	NASDAQ Global Select Market

Item 2.02.	Results of Operations and Financial Condition.

On August 29, 2024, Photronics, Inc. (the “Company”) issued a press release reporting third quarter fiscal 2024 results.

A copy of the press release is furnished as Exhibit 99.1 to this report.  The information contained in this Item 2.02 and the attached Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be incorporated by reference in any filing under the Securities Act of 1933 except as shall be expressly set forth by specific reference in such filing.

On August 29, 2024, the Company conducted a conference call during which certain unaudited, non-GAAP financial information related to the Company’s operations for the three months ended July 28, 2024 was disclosed. This information is set forth in Exhibit 99.6.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
99.1	Press Release August 29, 2024.
99.2	Condensed Consolidated Statements of Income.
99.3	Condensed Consolidated Balance Sheets.
99.4	Condensed Consolidated Statements of Cash Flows.
99.5	Reconciliation of GAAP to Non-GAAP Financial Information.
99.6	Photronics Q3 2024 Financial Results Conference Call August 29, 2024 slides.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTRONICS, INC. (Registrant)

By:	/s/ Eric Rivera
	Name:	Eric Rivera
	Title:	Chief Financial Officer

Date: August 29, 2024